Exhibit 99.2

Last Updated	8/2/2011

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2011 and 2010

		3 Months Ended June			6 Months Ended June
Line		2011	2010	Incr (Decr)	2011	2010	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$95	$95	$—	$88	$111	$(23)
2	APS Energy Services		—	—	—	—	—
3	SunCor		—	—	—	—	—
4	El Dorado		—	—	—	—	—
5	Parent Company	(2)	(2)	—	(5)	(6)	1

6	Income From Continuing Operations	93	93	—	83	105	(22)

	Income (Loss) From Discontinued Operations - Net of Tax
7	SunCor	—	(2)	2	—	(23)	23
8	Other	1	29	(28)	1	37	(36)
9	Total	1	27	(26)	1	14	(13)

10	Net Income	94	120	(26)	84	119	(35)

11	Less: Net Income (Loss) Attributable to Noncontrolling Interests	7	5	2	12	10	2

12	Net Income Attributable to Common Shareholders	$87	$115	$(28)	$72	$109	$(37)

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

13	Arizona Public Service	$0.86	$0.88	$(0.02)	$0.81	$1.06	$(0.25)
14	APS Energy Services	—	—	—	—	—	—
15	SunCor	—	—	—	—	—	—
16	El Dorado	—	—	—	—	—	—
17	Parent Company	(0.01)	(0.02)	0.01	(0.05)	(0.06)	0.01

18	Income From Continuing Operations	0.85	0.86	(0.01)	0.76	1.00	(0.24)

	Income (Loss) From Discontinued Operations - Net of Tax
19	SunCor	—	(0.02)	0.02	—	(0.22)	0.22
20	Other	0.01	0.27	(0.26)	0.01	0.35	(0.34)
21	Total	0.01	0.25	(0.24)	0.01	0.13	(0.12)

22	Net Income	0.86	1.11	(0.25)	0.77	1.13	(0.36)

23	Less: Net Income (Loss) Attributable to Noncontrolling Interests	0.07	0.04	0.03	0.12	0.09	0.03

24	Net Income Attributable to Common Shareholders	$0.79	$1.07	$(0.28)	$0.65	$1.04	$(0.39)

25	BOOK VALUE PER SHARE	$33.13	$32.07	$1.06	$33.13	$32.07	$1.06

	COMMON SHARES OUTSTANDING (Thousands)
26	Average - Diluted	109,718	107,764	1,954	109,540	104,857	4,683
27	End of Period	109,090	108,511	579	109,090	108,511	579

See Glossary of Terms.	Page 1 of 4

Last Updated     8/2/2011

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2011 and 2010

		3 Months Ended June			6 Months Ended June
Line		2011	2010	Incr (Decr)	2011	2010	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$360	$360	$(0)	$633	$627	$6
29	Business	380	383	(3)	679	672	7
30	Total retail	740	743	(3)	1,312	1,299	13
	Wholesale revenue on delivered electricity
31	Traditional contracts	20	16	4	31	34	(3)
32	Off-system sales	16	19	(3)	34	35	(1)
33	Transmission for others	8	8	(0)	16	17	(1)
34	Other miscellaneous services	15	13	2	55	25	30
35	Total regulated operating electricity revenues	799	799	(0)	1,447	1,410	37

	MARKETING AND TRADING
36	Electricity and other commodity sales	-	-	-	-	-	-
37	Total operating electric revenues	$799	$799	$(0)	$1,447	$1,410	$37

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,968	2,957	11	5,620	5,532	88
39	Business	3,746	3,719	27	7,020	6,886	134
40	Total retail	6,713	6,676	37	12,640	12,418	222
	Wholesale electricity delivered
41	Traditional contracts	270	206	64	413	361	52
42	Off-system sales	690	674	16	1,336	1,283	53
43	Retail load hedge management	38	98	(60)	69	299	(230)
44	Total regulated electricity	7,711	7,654	57	14,457	14,361	96

	MARKETING AND TRADING
45	Wholesale sales of electricity	-	-	-	-	-	-
46	Total electric sales	7,711	7,654	57	14,457	14,361	96

	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset - beginning balance	$(77)	$(105)	$28	$(58)	$(87)	$29
48	Deferred fuel and purchased power costs - current period	(16)	(21)	5	(67)	(65)	(2)
49	Interest on deferred fuel			-			-
50	Amounts recovered through revenues	39	29	10	72	56	16
51	Deferred fuel and purchased power regulatory asset - ending balance	$(54)	$(97)	$43	$(54)	$(97)	$43

See Glossary of Terms.	Page 2 of 4

Last Updated   8/2/2011

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2011 and 2010

		3 Months Ended June			6 Months Ended June
Line		2011	2010	Incr (Decr)	2011	2010	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
52	Residential	992,605	989,122	3,483	996,148	992,088	4,060
53	Business	125,760	125,533	227	125,676	125,465	211
54	Total	1,118,364	1,114,655	3,709	1,121,824	1,117,553	4,271
55	Wholesale customers	47	51	(4)	47	51	(4)
56	Total customers	1,118,411	1,114,706	3,705	1,121,871	1,117,604	4,266

57	Customer growth (% over prior year)	0.3%	0.7%	(0.4)%	0.4%	0.6%	(0.2)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

58	Residential	3,249	3,215	34	5,861	5,813	48
59	Business	3,848	3,830	18	7,111	7,035	76
60	Total	7,096	7,045	51	12,972	12,848	124

	RETAIL USAGE (KWh/Average Customer)

61	Residential	2,990	2,989	1	5,642	5,576	66
62	Business	29,784	29,628	156	55,857	54,886	971

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

63	Residential	3,273	3,250	22	5,883	5,859	24
64	Business	30,594	30,508	86	56,584	56,073	511

	ELECTRICITY DEMAND (MW)

65	Native load peak demand	6,741	6,440	301	6,741	6,440	301

	WEATHER INDICATORS - RESIDENTIAL

	Actual
66	Cooling degree-days	375	381	(6)	375	381	(6)
67	Heating degree-days	27	19	8	614	520	94
68	Average humidity	14%	16%	(2)%	14%	16%	(3)%

	10-Year Averages
69	Cooling degree-days	512	512	-	512	512	-
70	Heating degree-days	13	13	-	513	513	-
71	Average humidity	18%	18%	-	18%	18%	0%

See Glossary of Terms.	Page 3 of 4

Last Updated 8/2/2011

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2011 and 2010

		3 Months Ended June			6 Months Ended June
Line		2011	2010	Incr (Decr)	2011	2010	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
72	Nuclear	2,178	2,011	167	4,626	4,376	250
73	Coal	2,988	3,116	(128)	5,938	6,123	(185)
74	Gas, oil and other	1,197	1,196	1	2,038	2,012	26
75	Total generation production	6,363	6,323	40	12,602	12,511	91
	Purchased power
76	Firm load	1,359	1,356	3	1,976	1,827	149
77	Marketing and trading	358	423	(65)	585	844	(259)
78	Total purchased power	1,717	1,779	(62)	2,561	2,671	(110)
79	Total energy sources	8,080	8,102	(22)	15,163	15,182	(19)

	POWER PLANT PERFORMANCE

	Capacity Factors
80	Nuclear	87%	80%	7%	93%	88%	5%
81	Coal	78%	81%	(3)%	78%	81%	(3)%
82	Gas, oil and other	17%	16%	1%	15%	14%	1%
83	System average	48%	46%	2%	48%	46%	2%

	ECONOMIC INDICATORS

	Building Permits - Metro Phoenix (a)
84	Single-family	1,726	1,460	266	3,048	3,387	(339)
85	Multi-family	104	193	(89)	445	457	(12)
86	Total	1,830	1,653	177	3,493	3,844	(351)

	Arizona Job Growth (b)
87	Payroll job growth (% over prior year)	0.2%	(1.9)%	2.1%	0.1%	(3.2)%	3.3%
88	Unemployment rate (%, seasonally adjusted)	9.2%	10.0%	(0.8)%	9.4%	10.1%	(0.7)%

Sources:

(a)    Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(b)    Arizona Department of Economic Security

See Glossary of Terms	Page 4 of 4